UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1650 Brigantine Drive, Unit #100
Coquitlam, British Columbia V3K 7B5 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 523-5506

______________________________________________________
(Former name or former address, if changed since last report

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 11, 2006, Raymond L. Polman resigned as Director and Officer of Ikona Gear International, Inc (the Company).

A copy of Mr. Polman’s letter effecting his resignation is filed herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Item	Title

99.1	Letter from Raymond L. Polman to the Company dated December 11, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.

Date: December 14, 2006	By:	/s/ Laith Nosh
Laith Nosh, President